UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2014 (July 21, 2014)

GASTAR EXPLORATION INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On July 21, 2014, Gastar Exploration Inc. (the “Company”) announced estimates of its total proved reserves as of June 30, 2014. A copy of the Company's press release, dated July 21, 2014, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02, including the press release attached as Exhibit 99.1 and incorporated by reference into this Item 2.02, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated therein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Items.

The information included below includes certain excerpts from the press release regarding the estimates of the Company's total proved reserves as of June 30, 2014 and related information.

Proved Reserves

The Company reported proved natural gas, oil and condensate and natural gas liquids (“NGLs”) reserves as of June 30, 2014 of 78.0 million barrels of oil equivalent (“MMBoe”), as estimated in accordance with Securities Exchange Commission (“SEC”) regulations. This represents an increase of 43% over proved reserves estimates as of December 31, 2013.

Of the total 2014 mid-year proved reserves, 54% were natural gas, 26% were oil and condensate and 20% were NGLs, as compared to 55%, 27% and 18%, respectively, for year-end 2013. The pre-tax present value of these reserves, discounted at 10% (“PV-10”) (a non-GAAP financial measure described below), was $826.3 million, an increase of 39% versus $592.5 million at year-end 2013. The calculations of the PV-10 value of the Company's proved reserves at mid-year 2014 used benchmark average 12-month pricing of $100.11 per barrel of oil and $4.10 per million British thermal unit (“MMBtu”) of natural gas as compared to year-end 2013 prices of $96.78 per barrel of oil and $3.67 per MMBtu of natural gas. These benchmark natural gas and oil prices were adjusted for energy content or quality, transportation and regional price differentials by area.

Marcellus Shale assets in the Appalachian Basin represented 71% of proved reserves volumes and 51% of the PV-10 value, with Hunton Limestone reserves in Oklahoma comprising the remainder of proved reserves and PV-10 value.

Proved undeveloped (“PUD”) reserves at mid-year 2014 accounted for approximately 62% of total proved reserves, compared to approximately 44% at year-end 2013. PUD reserves at mid-year 2014 had a total PV-10 value of $451.3 million and the Appalachia Basin represented 74% and Oklahoma represented 26% of PUD reserve volumes. At mid-year 2014, the Company attributed PUD reserves to 72 gross (34.6 net) Marcellus PUD locations and 96 gross (73.1 net) Hunton PUD locations, as compared to 40 gross (18.8 net) and 73 gross (65.4 net), respectively, at year-end 2013.

Information on Reserves and PV-10 Value

For the six months ended June 30, 2014 and the year ended December 31, 2013 future cash inflows were computed using the 12-month un-weighted arithmetic average of the first-day-of-the-month prices for natural gas and oil (the “benchmark base prices”) adjusted by lease in accordance with sales contracts and for energy content, quality, transportation, compression and gathering fees and regional price differentials, relating to the Company’s proved reserves. Benchmark base prices are held constant in accordance with SEC guidelines for the economic life of the wells but are adjusted by lease in accordance with sales contracts and for energy content, quality, transportation, compression, and gathering fees and regional price differentials. PV-10 Value is a non-GAAP measure and is different than the Standardized Measure of Discounted Future Net Cash Flows (“Standardized Measure”), which measure was presented in the Company's Form 10-K for the year ended December 31, 2013. With respect to PV-10 Value calculated as of June 30, 2014, it is not practical to calculate the taxes for the related interim period because GAAP does not provide for disclosure of standardized measure on an interim basis.

Equivalent volumes of reserves and volume percentages above have been determined using a ratio of 6 thousand cubic feet (“Mcf”) of natural gas equal to one barrel of oil, condensate or NGLs.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward looking statements’” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. A statement identified by the use of forward looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “will,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Gastar believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this Current Report. These include risks inherent in natural gas and oil drilling and production activities, including risks related to significant changes in commodities prices or drilling and completion costs, availability of drilling and completion crews and equipment, drilling results, weather, availability and changes in cost of capital, acquisitions or asset reprioritizations and other risks described in Exhibit 99.1, the Company’s Annual Report on Form 10-K and other filings with the SEC, available at the SEC’s website at www.sec.gov. The Company's actual sales production rates can vary considerably from tested initial production rates depending upon completion and production techniques and our primary areas of operations are subject to natural steep decline rates. By issuing forward looking statements based on current expectations, opinions, views or beliefs, the Company has no obligation and, except as required by law, is not undertaking any obligation, to update or revise these statements or provide any other information relating to such statements.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

99.1	Press release dated July 21, 2014 announcing the Company's mid-year 2014 reserves information.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2014	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.        Description of Document

99.1	Press release dated July 21, 2014 announcing the Company's mid-year 2014 reserves information.